Cash and cash equivalents - Summary of Detailed Information of Cash and Cash Equivalents (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Jun. 30, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Disclosure Of Cash And Cash Equivalents [Line Items]
Cash at bank	¥ 515,321		¥ 512,453
Deposits held at licensed payment platforms	1,220		898
Total	¥ 516,541	$ 71,234	¥ 513,351	$ 70,794	¥ 413,653	¥ 8,489